EXHIBIT 10.2

EIGHTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) is dated as of July 25, 2025 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019, Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 18, 2021, Third Amendment to Third Amended and Restated Credit Agreement dated as of January 20, 2022, Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 17, 2024, Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 10, 2024, Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, and Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of January 6, 2025 and as further amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Eighth Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B.The Borrowers have requested to amend the Credit Agreement to make certain changes as agreed between the Borrowers, the Agent and the Lenders.

C.The Lenders party hereto, the Borrower and the Agent have agreed to amend the Credit Agreement, on the terms and conditions contained in this Eighth Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment.  Effective as of the Eighth Amendment Effective Date, the parties hereto further agree to amend the Credit Agreement as follows:
(i)	The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Eighth Amendment” – that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of July 25, 2025, among Parent, CSPP, the Subsidiaries of Parent listed as Borrowers on the signature pages thereto, the Lenders party thereto and Agent.

“Eighth Amendment Effective Date”— the “Eighth Amendment Effective Date” as defined in the Eighth Amendment.

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(ii)	Section 9.2.1 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (aa) thereof, (b) deleting the period at the end of clause (bb) thereof and inserting “; and” in lieu thereof and (c) adding a new clause (cc) at the end thereof as follows:

“(cc) Liens securing Indebtedness permitted under Section 9.2.3(r); provided, that such Liens do not at any time encumber any Property constituting Collateral or any other Property other than the Property financed by such Indebtedness and the proceeds thereof (including insurance proceeds).”

(iii)	Section 9.2.3 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (p) thereof, (b) adding the word “and” at the end of clause (q) thereof and (c) adding a new clause (r) after clause (q) as follows:

“(r) Attributable Indebtedness incurred by Calumet Shreveport Refining, LLC and owed to  Stonebriar Commercial Finance LLC (or an Affiliate thereof) under Sale and Leaseback Transactions; provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $120,000,000 and the Net Cash Proceeds from such Sale and Leaseback Transaction shall be applied to repay Indebtedness.”

2.Effectiveness; Conditions Precedent.
(a)	This Eighth Amendment shall be effective only upon the satisfaction of each of the following conditions precedent (the date of satisfaction, the “Eighth Amendment Effective Date”):
(i)	Agent’s receipt of executed counterparts of this Eighth Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Required Lenders;
(ii)	The representations and warranties in Section 3(a) and Section 3(b) shall be true and correct as of the Eighth Amendment Effective Date and Agent shall have received a certificate or certificates executed by a Senior Officer of each Borrower or MLP General Partner as of the Eighth Amendment Effective Date, in form and substance satisfactory to Agent, stating that such conditions hereof are satisfied;
(iii)	Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower Agent has received an invoice therefor at least two Business Days prior to the Eighth Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced);
(iv)	Calumet Shreveport Refining, LLC, a Delaware limited liability company, has closed one or more Sale and Leaseback Transactions

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with Stonebriar Commercial Finance LLC (or an Affiliate thereof) having aggregate gross proceeds (after giving effect to any prior lease for which a substitute lease with Stonebriar Commercial Finance LLC is executed) to Calumet Shreveport Refining, LLC of at least $100,000,000; and
(v)	Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Eighth Amendment and the transactions contemplated hereby.
3.Representations and Warranties.  In order to induce Agent and Lenders to enter into this Eighth Amendment, each of the Obligors represents and warrants to Agent and Lenders as follows:
(a)all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);
(b)both immediately prior to and immediately after giving effect to this Eighth Amendment, no Default or Event of Default exists;
(c)such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Eighth Amendment;
(d)the execution, delivery and performance of this Eighth Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;
(e)this Eighth Amendment has been duly executed and delivered on behalf of each Borrower party hereto; and
(f)this Eighth Amendment constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by an applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.Reaffirmation.  By its execution hereof, each Obligor expressly (a) consents hereto, (b) confirms and agrees that, notwithstanding the effectiveness of this Eighth Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Eighth Amendment), are and shall continue to be, in full force and effect and

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are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Eighth Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.
5.Entire Agreement.  This Eighth Amendment, the Credit Agreement, and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Eighth Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.
6.Full Force and Effect of Credit Agreement.  This Eighth Amendment is a Credit Document.  Except as expressly consented hereto, all terms and provisions of the Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Eighth Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.
7.Counterparts.  This Eighth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of a signature page of this Eighth Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.  Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
8.Governing Law; Jurisdiction; Waiver of Jury Trial.  THIS EIGHTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS EIGHTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.
9.Severability.  If any provision of this Eighth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Eighth Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close

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as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.References.  All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement after giving effect to this Eighth Amendment.
11.Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:
CALUMET, INC. By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET GP, LLC By: Calumet, Inc., its sole member By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:  Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Executive Vice President and Chief Financial Officer
CALUMET FINANCE CORP. By:/s/ David Lunin Name:David Lunin Title:Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer
CALUMET INTERNATIONAL, INC. By: /s/ David Lunin Name:David Lunin Title:Executive Vice President and Chief Financial Officer
KURLIN COMPANY, LLC By: Calumet International, Inc., its sole member By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title: Executive Vice President and
Chief Financial Officer

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Calumet Specialty Products Partners, L.P., its sole member Calumet GP, LLC, its general partner Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC

By: Calumet Branded Products, LLC, its sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

CALUMET REFINING, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title: Executive Vice President and
Chief Financial Officer

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Calumet Specialty Products Partners, L.P., its sole member Calumet GP, LLC, its general partner Executive Vice President and Chief Financial Officer

CALUMET PRINCETON REFINING, LLC

CALUMET COTTON VALLEY REFINING, LLC

CALUMET SHREVEPORT REFINING, LLC

CALUMET MONTANA REFINING, LLC

CALUMET MISSOURI, LLC

CALUMET KARNS CITY REFINING, LLC

CALUMET DICKINSON REFINING, LLC

By: Calumet Refining, LLC, their sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank By: /s/ Mark Porter Name: Mark Porter Title: Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Barry Felker Name: Barry Felker Title: Executive Director

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Justin Carter Name: Justin Carter Title: Vice President

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dariusi
REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Name: Darius Sutrinaitis Title: Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender By: /s/ Jason Hoefler Name: Jason Hoefler Title: Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Aaron McLean Name:Aaron McLean Title: Vice President

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Rod Swenson Name: Rod Swenson Title: Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Name: Darius Sutrinaitis Title: Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT